Exhibit 10.17

March 16, 2005

ViewSonic Corporation
381 Brea Canyon Road
Walnut, CA 91789

Re:	The Fee Agreement (“Fee Agreement”) between ViewSonic Corporation and The CIT Group/Business Credit, Inc. (Agent).

Gentleman:

Reference is made to that certain Fee Agreement dated December 18, 2001 between you and Agent in reference to that certain Financing Agreement also dated as of December 18, 2001.

This will confirm our agreement that upon execution of that certain Second Amendment (“Second Amendment”) to Financing Agreement between you and Agent of even date and upon satisfaction of the conditions thereto set forth in Section 5 of the Second Amendment, the Administrative Management Fee set forth in the third paragraph of Fee Agreement shall no longer be charged and shall be of no further force or effect. In all other respects, the Fee Agreement shall remain effective.

Very truly yours,

The CIT Group/Business Credit, Inc.

By:      /s/ Steven Ogus

Title:    Vice President

Agreed:

ViewSonic Corporation

By:    /s/ James A. Morlan
James A. Morlan

Title:    CFO